Item 1: Report to Shareholders

New York Tax-Free Bond Fund	February 28, 2005

The views and opinions in this report were current as of February 28, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds generally produced positive returns and outperformed their taxable bond counterparts in the one-year period ended February 28, 2005. Most of the municipal market’s gains occurred in the last six months—a period characterized by rising short-term interest rates, steady economic growth, elevated oil prices, and an unexpected decline in long-term interest rates. Long-term municipals fared better than their short- and intermediate-term counterparts. Returns for the New York Tax-Free Money Fund continued to reflect the low short-term interest rate environment. The New York Tax-Free Bond Fund posted modest gains for the year due to the stronger results over the most recent six months.

MARKET ENVIRONMENT

At the beginning of our fiscal year 12 months ago, the economy was growing vigorously, and the Federal Reserve prepared to begin unwinding at a “measured” pace the accommodative monetary policy that had prevailed for almost three years. Despite a brief period of uncertainty about the economic outlook related to geopolitical concerns, rising oil prices, and a tight presidential race, the central bank, beginning in June 2004, gradually lifted the federal funds target rate from 1.00% to 2.50%, a three-year high.

As shown in the New York Yields graph, the New York Money Index yield rose steadily for most of the last year. Long-term rates, as illustrated in the New York Bond Index, declined after peaking in the spring of 2004—the opposite of what one would expect when the Fed is raising short-term rates. The result was that longer-term municipal securities outperformed short- and intermediate-term bonds for the last six months and for our entire fiscal year.

NEW YORK YIELDS

MUNICIPAL MARKET NEWS

New municipal supply in 2004 totaled $360 billion, approximately 6.3% below the previous year’s record $384 billion (according to The Bond Buyer). While still high from a historical perspective, the increased participation of property and casualty insurance companies and other nontraditional buyers of municipal securities easily absorbed supply, which reduced downward pressure on municipal bond prices. In addition, many states have recovered nicely from the 2001 recession. Higher-than-anticipated revenues, spending cuts, and fee increases have improved many states’ finances and reduced the need to borrow.

Local governments and school districts are also participating in the states’ recovery in that they are receiving more in assistance and transfers. Local governments also benefited from three years of rising housing prices that, in turn, increased property tax receipts, which are most localities’ primary revenue source. Broadly speaking, the outlook for public finance is brighter, though escalating pension and benefit costs may limit further improvement.

NEW YORK MARKET NEWS

For fiscal year 2005, which ends on March 31, 2005, New York is expecting a budget surplus of $300 million to $400 million. Trouble looms for fiscal year 2006, however, because the state must deal with a projected $4 billion deficit. Earlier this year, Governor George Pataki released his proposed $105.5 billion budget that addresses the expected deficit.

The state’s total outstanding debt has grown to $46.9 billion, more than a threefold increase from the $14.9 billion in 1990. Today, New York per capita tax-supported debt of $2,420 is more than two-and-a-half times the national average and fourth highest in the country. In 2000, the state enacted the Debt Reform Act, which was intended to cap excessive borrowing, but since its passage, the state has issued billions of dollars in debt to pay for operating expenses, all of which fall outside the act’s definition of appropriate use for borrowed funds.

Much of the recent surge in debt issuance also has been “back door” borrowing that avoided voter approval. In 2004, voters approved only 8% of New York’s debt compared to 40% in 1985. Governor Pataki and State Comptroller Alan G. Hevesi have called for a new state constitutional amendment to close loopholes and limit state borrowing that does not need voter approval.

The majority of New York’s current debt is “appropriation backed”—meaning debt service on these obligations is appropriated annually, though the legislature has no legal obligation to continue making such appropriations. Moody’s currently rates the state’s general obligation debt A1, Standard & Poor’s AA, and Fitch AA-, indicating the rating agencies feel the state can meet its financial commitments but may be somewhat susceptible to the adverse effects of changes in circumstances and economic conditions.

Rating agencies are also concerned about a school funding court case wending its way through the legal process. A judge has ordered the state to provide New York City schools with an additional $5.6 billion in annual funding and $9.2 billion for infrastructure and capital improvement projects. The state is appealing the decision, but if it is upheld, the state government will be responsible for providing billions of dollars in additional aid and will have to identify a recurring revenue source to generate this extra funding.

New York City’s economy, heavily dependent on Wall Street and financial services, has recovered from the recent recession. A strong real estate market has increased property values and the city’s tax base. Since most new assessments are phased in over five years, these higher property values should provide a positive contribution to the city’s finances for the next few years.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund

Your fund returned 0.53% for the last six months and 0.79% for the one-year period ended February 28, 2005, surpassing its Lipper benchmark for both periods as shown on the table.

PERFORMANCE COMPARISON

Periods Ended 2/28/05	6 Months	12 Months
New York Tax-Free Money Fund	0.53%	0.79%
Lipper New York Tax-Exempt
Money Market Funds Average	0.52	0.76

Since our August report, the money markets have absorbed four rate increases by the Fed, and forward markets continue to anticipate further hikes in short-term rates. As a result of the Fed’s tightening policy, short-term rates have climbed. The one-year London Interbank Offered Rate (LIBOR) — a short-term taxable benchmark rate—has risen 131 basis points (from 2.26% to 3.57%) since August 2004. Municipal rates, including New York issues, have moved up. New York variable rate debt with maturities out to seven days have increased in yield an average of about 50 basis points (0.50%) since August and were averaging 1.84% in late February. Yields of longer-term securities have moved even higher in expectation of further Fed rate hikes. In late February, six-month municipal notes yielded 2.15%, or 80 basis points more than in August, and one-year notes climbed to 2.35% .

PORTFOLIO CHARACTERISTICS

Periods Ended	8/31/04	2/28/05
Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 months	0.003	0.005
For 12 months	0.005	0.008
Dividend Yield (7-Day Simple)*	0.73%	1.31%
Weighted Average Maturity (days)	25	23

* Dividends earned for the last seven days of each period are annualized and divided by the fund’s net asset value at the
end of the period.
Note: A money fund’s yield more closely reflects its current earnings than the total return.

The Fed’s monetary tightening has pushed money fund yields substantially higher, which is good news for money fund investors. The yield on the New York Tax-Free Money Fund has nearly doubled in the past six months, rising from 0.73% on August 31, 2004, to 1.31% as of February 28, 2005—an increase of 58 basis points (0.58%) .

Quality Diversification

With rates moving higher, the fund’s weighted average maturity (WAM) remained very short. In August, the fund’s WAM stood at 25 days, but as of February 28, 2005, the fund’s WAM was only two days shorter. Our investment focus continues to be on high-quality, short-maturity issues, with an emphasis on variable rate debt and commercial paper. We extended our maturities on a very limited basis and only when we believed a temporary yield advantage existed. A shorter WAM benefited shareholders through quicker reinvestment at successively higher rates.

PORTFOLIO DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	8/31/04	2/28/05
Housing Finance Revenue	15.3%	14.0%
Ground Transportation Revenue	8.3	12.6
Water and Sewer Revenue	5.8	10.9
Electric Revenue	10.0	10.4
General Obligation - Local	6.8	10.1
Educational Revenue	13.0	9.8
Lease Revenue	10.5	6.7
Air and Sea Transportation Revenue	4.8	6.0
Dedicated Tax Revenue	9.2	5.4
Prerefunded Bonds	2.1	4.2
All Other Sectors	9.1	9.1
Other Assets Less Liabilities	5.1	0.8
Total	100.0%	100.0%

Historical weightings reflect current industry/sector
classifications.

With economic recovery appearing firmly entrenched and fears of deflation long since forgotten, the market expects the Fed to continue to raise rates through the balance of the year. We will continue managing the fund with a short weighted average maturity and will try to exploit temporary yield advantages in the short end of our market. By following this strategy, we expect the fund’s yield to rise gradually for the remainder of the Fed’s current tightening cycle.

New York Tax-Free Bond Fund

Your fund returned 2.24% for the last six months and 2.14% for the one-year period ended February 28, 2005, matching its Lipper benchmark for both periods as shown on the table. Returns reflect a dividend of $0.24 per share and price appreciation of $.02 a share for the past six months.

PERFORMANCE COMPARISON

Periods Ended 2/28/05	6 Months	12 Months
New York Tax-Free Bond Fund	2.24%	2.14%
Lipper New York Municipal
Debt Funds Average	2.24	2.14

The fund’s long-term record relative to its competitors remains favorable. Its average annual returns for the 3-, 5-, and 10-year period ended December 31, 2004, were 6.13%, 7.02%, and 6.61%, respectively, versus 5.67%, 6.49%, and 6.25% for the Lipper average. Based on total return, Lipper ranked the New York Tax-Free Bond Fund 37 out of 110, 23 out of 97, 18 out of 87, and 13 out of 56 funds for the 1-, 3-, 5-, and 10-year periods. Returns will vary for other periods. Past performance cannot guarantee future results.

PORTFOLIO CHARACTERISTICS

Periods Ended	8/31/04	2/28/05
Price Per Share	$11.38	$11.40
Dividends Per Share
For 6 months	0.23	0.24
For 12 months	0.46	0.47
30-Day Dividend Yield *	4.12%	4.01%
30-Day Standardized Yield
to Maturity	3.23	3.11
Weighted Average Maturity (years)	13.9	13.9
Weighted Average Effective
Duration (years)	5.0	5.1

* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at
the end of the period.

Overall, the fund’s structure was defensive, which reflected the interest rate environment and our expectation of even higher rates ahead. We maintained its weighted average maturity at 13.9 years, the same level as six months ago. The fund’s effective duration, a measure of interest rate sensitivity, remained relatively unchanged at 5.1 years. The fund’s weighted average quality remained high. Nearly half of the fund’s holdings carried AAA ratings, and more than 85% were rated A or better. Recent additions—mainly premium bonds trading to 10-year calls—were defensive and of shorter duration.

Quality Diversification

Since our last report, the fund experienced heavy refundings—issuers replacing outstanding debt with new issues—and, as a result, our exposure to prerefunded (bonds secured by escrow), local general obligation, hospital revenue, and general transportation revenue bonds increased, while our lease revenue, dedicated tax revenue, and water and sewer revenue bonds decreased. The portfolio’s underweighting in airline-backed and tobacco debt hurt its performance relative to the Lipper benchmark, as these bonds rallied in the second half of 2004. We believe that current valuations in both of these bond sectors are high. Most of the legacy airlines continue to post large losses. Although the legal outlook for the tobacco industry has improved, particularly in terms of the ongoing federal litigation, we expect continued volatility and remain cautious about this sector as well. As a result, we plan to maintain our underweighting in both areas.

PORTFOLIO DIVERSIFICATION

	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	8/31/04	2/28/05
Prerefunded Bonds	11.8%	13.3%
Lease Revenue	14.1	12.5
Dedicated Tax Revenue	12.4	11.9
General Obligation - Local	9.3	11.5
Educational Revenue	10.6	9.0
Hospital Revenue	6.6	8.0
Ground Transportation Revenue	3.1	6.4
Electric Revenue	4.9	6.0
Water and Sewer Revenue	7.0	5.9
Industrial and Pollution
Control Revenue	3.4	3.4
All Other Sectors	15.7	13.0
Other Assets Less Liabilities	1.1	-0.9
Total	100.0%	100.0%

Historical weightings reflect current industry/sector
classifications.

The fund’s top performers once again were lower-rated credits, as the demand for incremental yield pushed valuations higher. Bonds with maturities of 20 years and longer also performed well, as the longer end of the market rallied despite the Fed’s push for higher interest rates. Bonds with maturities shorter than 10 years lagged the general market.

OUTLOOK

While heightened energy prices may dampen consumer spending, strong fundamentals support our outlook for sustained economic expansion. Because the Fed remains committed to removing monetary policy accommodation, interest rates along the yield curve are more likely to rise than fall, suggesting a more challenging bond market environment in the period ahead.

Although it may be time for renewed caution regarding fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation may be modest compared with previous inflationary periods, as forces that encourage price increases—such as dollar weakness and a tighter labor market—may be offset to some degree by forces that tend to restrain inflation, including productivity gains and intense global price competition. Second, reduced supply in a higher interest rate environment should lead to less refinancing issuance, less borrowing, and generally better fiscal conditions. Third, the greater transparency of the Federal Open Market Committee process, as evidenced by the earlier publication of Fed meeting minutes, may lessen the prospect for a surprise rate hike by the central bank and should help mitigate any overreaction to new economic data. Finally, given that the municipal yield curve remains somewhat steep, we believe that bonds with longer maturities still offer value to investors.

Respectfully submitted,

Joseph K. Lynaugh

Chairman of the Investment Advisory Committee

New York Tax-Free Money Fund

Konstantine B. Mallas

Chairman of the Investment Advisory Committee

New York Tax-Free Bond Fund

March 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated annually by the state, although the state has no legal obligation to continue to make such appropriations.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of 6.0 years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bonds: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/05	1 Year	5 Years	10 Years
New York Tax-Free Money Fund	0.79%	1.52%	2.25%
Lipper New York Tax-Exempt Money
Market Funds Average	0.76	1.46	2.19

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/05	1 Year	5 Years	10 Years
New York Tax-Free Bond Fund	2.14%	6.93%	6.07%
Lehman Brothers Municipal Bond Index	2.96	7.18	6.51
Lipper New York Municipal Debt Funds Average	2.14	6.48	5.68

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW YORK TAX-FREE MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05

Actual	$1,000.00	$1,005.30	$2.73

Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.07	2.76

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE NEW YORK TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05

Actual	$1,000.00	$1,022.40	$2.76

Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.07	2.76

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 12/31/04	Simple Yield	1 Year	5 Years	10 Years

New York Tax-Free Money Fund	1.27%	0.66%	1.58%	2.28%
Lipper New York Tax-Exempt Money
Market Funds Average	–	0.64	1.52	2.23
New York Tax-Free Bond Fund	–	3.85	7.02	6.61
Lipper New York Municipal Debt
Funds Average	–	3.49	6.49	6.25
Lehman Brothers Municipal Bond Index	–	4.48	7.20	7.06

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than does the total return.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$11.63	$11.43	$11.12	$10.96	$10.20

Investment activities
Net investment income (loss)	0.47	0.47	0.50	0.52	0.53
Net realized and
unrealized gain (loss)	(0.23)	0.20	0.31	0.15	0.76
Total from
investment activities	0.24	0.67	0.81	0.67	1.29

Distributions
Net investment income	(0.47)	(0.47)	(0.50)	(0.51)	(0.53)

NET ASSET VALUE
End of period	$11.40	$11.63	$11.43	$11.12	$10.96

Ratios/Supplemental Data
Total return^	2.14%	6.05%	7.48%	6.27%	12.98%
Ratio of total expenses to
average net assets	0.55%	0.55%	0.55%	0.56%	0.56%
Ratio of net investment
income (loss) to average
net assets	4.14%	4.19%	4.47%	4.68%	5.03%
Portfolio turnover rate	29.3%	28.7%	30.0%	33.5%	36.1%
Net assets, end of period
(in thousands)	$243,376	$246,936	$231,325	$219,004	$205,462

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)
NEW YORK 95.5%

Albany IDA
Albany College of Pharmacy, 5.625%, 12/1/34	225	234
Charitable Leadership Foundation, 5.75%, 7/1/26	2,000	2,056
Albany Parking Auth.
5.125%, 7/15/11	430	457
5.25%, 10/15/12	595	636
5.625%, 7/15/25	750	800
Dormitory Auth. of the State of New York
VRDN (Currently 1.88%) (FGIC Insured)	1,295	1,295
5.125%, 7/1/25 (Prerefunded 7/1/10†) (FGIC Insured)	1,500	1,650
5.25%, 7/1/31 (Prerefunded 7/1/11†)	2,240	2,492
Albany Medical Center, 5.00%, 8/15/25 (FSA Insured)	1,500	1,568
Augustana Lutheran Home, 5.50%, 8/1/20 (MBIA Insured)	900	989
Catholic Health Services, 5.10%, 7/1/34	2,000	2,049
Columbia Univ., 5.00%, 7/1/22
5.00%, 7/1/22	2,500	2,646
5.00%, 7/1/24	1,000	1,053
Cornell Univ., VRDN (Currently 1.82%)	545	545
Maimonides Medical Center, 5.75%, 8/1/35 (MBIA Insured)	1,500	1,569
Memorial Sloan-Kettering, 5.00%, 7/1/34	2,815	2,898
Mount Sinai Health, 6.00%, 7/1/13	1,700	1,761
New York Medical College, 5.25%, 7/1/12 (MBIA Insured)	2,110	2,280
New York Methodist Hosp., 5.25%, 7/1/24	1,500	1,586
Nyack Hosp., 6.00%, 7/1/06	870	878
Rockefeller Univ., 5.00%, 7/1/32	2,000	2,077
Saint John's Univ., 5.25%, 7/1/25 (MBIA Insured)	2,500	2,706
State Personal Income Tax Ed.
5.00%, 3/15/32 (Prerefunded 3/15/13†)	1,600	1,769
5.375%, 3/15/22 (Prerefunded 3/15/13†)	1,550	1,754
State Univ.
5.375%, 7/1/23 (Prerefunded 7/1/12†)	1,000	1,128
7.50%, 5/15/11	1,950	2,223
7.50%, 5/15/11 (Prerefunded 5/15/05†)	775	924
Univ. of Rochester, Zero Coupon, 7/1/15, STEP (MBIA Insured)	1,470	1,233
Westchester County
5.25%, 8/1/15	2,000	2,170
5.25%, 8/1/16	4,250	4,611
Yeshiva Univ.
5.00%, 7/1/26 (AMBAC Insured)	1,200	1,244
5.375%, 7/1/17 (AMBAC Insured)	900	998
Dutchess County IDA
Bard College, 5.75%, 8/1/30	1,750	1,883
Vasser College, 5.35%, 9/1/40	1,000	1,054
Essex County IDA, PCR, International Paper, 5.70%, 7/1/16 #	1,850	1,989
Huntington HFA, Gurwin Jewish Senior Home
6.00%, 5/1/39	750	712
Islip Recovery Agency, 5.75%, 7/1/23 (FSA Insured) #	250	278
Jay Street Dev. Corp., New York City, VRDN (Currently 1.77%)	1,000	1,000
Long Island Power Auth.
Zero Coupon, 6/1/21 (FSA Insured)	2,000	976
VRDN (Currently 1.77%)	100	100
VRDN (Currently 1.84%) (FSA Insured)	1,100	1,100
5.00%, 6/1/05	2,000	2,014
5.00%, 12/1/05	1,500	1,530
5.125%, 12/1/22 (FSA Insured)	1,500	1,595
5.50%, 12/1/06 (AMBAC Insured)	3,525	3,701
Madison County IDA, Colgate Univ., 5.00%, 7/1/33	1,000	1,030
Metropolitan Transportation Auth.
4.75%, 7/1/16 (Prerefunded 1/1/12†) (FSA Insured)	535	580
4.75%, 7/1/16 (Prerefunded 7/1/12†) (FSA Insured)	1,215	1,320
5.00%, 7/1/25 (FGIC Insured)	2,000	2,099
5.00%, 11/15/33 (AMBAC Insured)	4,650	4,850
5.125%, 11/15/31	2,250	2,325
5.25%, 11/15/25 (FGIC Insured)	4,920	5,330
5.50%, 11/15/13 (AMBAC Insured)	3,000	3,418
Monroe County, GO, Public Improvement
5.00%, 3/1/17 - 3/1/18 (FGIC Insured)	1,615	1,737
5.00%, 3/1/18 (Prerefunded 3/1/12†) (FGIC Insured)	2,590	2,852
Mount Sinai Union Free School Dist., Suffolk, GO
6.20%, 2/15/17 (AMBAC Insured)	1,025	1,250
6.20%, 2/15/18 (AMBAC Insured)	515	632
Nassau County, 7.00%, 3/1/13 (Prerefunded 3/1/10†)
(FSA Insured)	3,500	4,103
Nassau County, GO, 6.00%, 7/1/08 (FGIC Insured)	1,360	1,493
Nassau County Interim Fin. Auth.
VRDN (Currently 1.80%) (FSA Insured)	965	965
5.25%, 11/15/15 (AMBAC Insured)	2,000	2,227
New York City, GO
VRDN (Currently 1.74%)	1,600	1,600
VRDN (Currently 1.77%)	1,300	1,300
VRDN (Currently 1.83%)	1,000	1,000
5.00%, 8/1/06 - 3/1/30	8,375	8,867
5.25%, 8/1/14	3,305	3,609
5.75%, 10/15/13 (Prerefunded 10/15/07†)	1,105	1,203
5.875%, 3/15/12 (Prerefunded 3/15/06†)	2,000	2,101
6.00%, 8/1/12	395	418
6.00%, 8/1/12 (Prerefunded 8/1/06†)	605	644
6.25%, 8/1/09	1,200	1,275
6.25%, 8/1/09 (Prerefunded 8/1/06†)	50	53
New York City Health & Hosp. Corp., 5.50%, 2/15/19 (FSA Insured)	1,500	1,664
New York City IDA, New York Univ., 5.375%, 7/1/18
(AMBAC Insured)	1,275	1,411
New York City IDA, IDRB, JFK Airport, 5.50%, 7/1/28 #	2,500	2,515
New York City Municipal Water Fin. Auth.
Zero Coupon, 6/15/20	450	231
5.00%, 6/15/29	5,000	5,160
5.00%, 6/15/34	1,500	1,546
5.875%, 6/15/26	3,405	3,587
5.875%, 6/15/26 (Prerefunded 6/15/06†)	595	627
New York City Transitional Fin. Auth.
VRDN (Currently 1.77%)	300	300
VRDN (Currently 1.82%)	200	200
5.00%, 8/1/24	1,625	1,695
6.00%, 8/15/15 (Prerefunded 8/15/09†) (FGIC Insured)	1,000	1,137
New York State Environmental Fac., Clean Water & Drinking
5.25%, 11/15/20	2,000	2,202
New York State Environmental Fac. PCR
5.75%, 5/15/11 (Escrowed to Maturity)	605	698
5.75%, 6/15/11	95	109
5.75%, 6/15/12 (Escrowed to Maturity)	300	346
Waste Management, 4.45%, 7/1/17 (Tender 7/1/09) #	2,500	2,556
New York State Housing Fin. Agency
5.00%, 9/15/30	2,000	2,080
8.00%, 5/1/11 (Escrowed to Maturity)	1,000	1,200
New York State Local Gov't. Assistance, 6.00%, 4/1/14	3,310	3,865
New York State Mortgage Agency
Single Family
VRDN (Currently 1.85%) #	2,000	2,000
5.70%, 10/1/17 #	2,120	2,185
5.80%, 10/1/20 #	1,000	1,059
5.85%, 10/1/18 #	595	635
5.95%, 4/1/30 #	985	1,026
New York State Power Auth., 5.00%, 11/15/08	1,500	1,612
New York State Thruway Auth.
Highway & Bridge
5.00%, 3/15/10	2,000	2,155
5.00%, 4/1/17 (FGIC Insured)	5,000	5,376
5.50%, 4/1/17 (FGIC Insured)	2,495	2,790
5.50%, 4/1/18 (FGIC Insured)	1,000	1,109
New York State Urban Dev. Corp., Corrections & Youth Fac.
6.00%, 1/1/15 (Prerefunded 1/1/09†) (AMBAC Insured)	4,000	4,491
Niagara County, GO
5.25%, 8/15/14 (MBIA Insured)	435	489
5.25%, 8/15/15 (MBIA Insured)	335	377
Niagara County IDA, American Ref-Fuel, 5.55%, 11/15/24
(Tender 11/15/13) #	1,500	1,601
Nyack Union Free School Dist., GO, 5.25%, 12/15/15 (FGIC Insured)	550	621
Oneida County IDA
St. Elizabeth Medical Center
5.50%, 12/1/10	430	433
5.625%, 12/1/09	1,000	1,012
5.75%, 12/1/19	1,600	1,498
Port Auth. of New York & New Jersey
5.00%, 7/15/24 (FSA Insured) #	2,000	2,088
5.875%, 9/15/15 (FGIC Insured) #	2,000	2,105
6.125%, 6/1/94	1,000	1,192
Rochester, GO
5.00%, 2/15/20 (MBIA Insured)	110	122
5.00%, 2/15/21 (MBIA Insured)	110	121
Suffolk County, 5.75%, 4/15/14 (AMBAC Insured)	4,510	5,033
Suffolk County IDA
Gurwin Jewish Senior Home, 6.70%, 5/1/39	1,000	1,026
Huntington Hosp.
5.875%, 11/1/32	2,000	2,092
6.00%, 11/1/22	2,000	2,139
Jefferson Ferry, 7.20%, 11/1/19	2,000	2,117
Suffolk County Water Auth., 5.125%, 6/1/26 (FGIC Insured)	1,350	1,420
Tobacco Settlement Fin. Corp.
5.00%, 6/1/08	1,250	1,327
5.25%, 6/1/13	1,810	1,928
5.25%, 6/1/21 (AMBAC Insured)	1,000	1,078
Tompkins County IDA, Cornell Univ., 5.75%, 7/1/30
(Prerefunded 7/1/10†)	2,000	2,278
Triborough Bridge & Tunnel Auth.
5.00%, 1/1/20 (Escrowed to Maturity)	2,060	2,273
5.00%, 11/15/28 (AMBAC Insured)	3,000	3,127
United Nations Dev. Corp., 5.25%, 7/1/25	1,000	1,046
Westchester County Health Care Corp., GO, 5.375%, 11/1/30	3,000	3,151
Westchester County IDA
6.00%, 7/1/08 (AMBAC Insured) #	730	799
Hebrew Hosp., 7.375%, 7/15/30	1,250	1,327
Kendal Hudson, 6.50%, 1/1/34	1,000	1,017
Winward School, 5.25%, 10/1/31 (RAA Insured)	1,500	1,562
Total New York (Cost $218,999)		232,458

PUERTO RICO 5.1%

Puerto Rico Electric Power Auth., VRDN (Currently 1.90%)
(FGIC Insured)	2,000	2,000
Puerto Rico Highway & Transportation Auth.
5.00%, 7/1/36	1,000	1,036
5.50%, 7/1/18	2,000	2,094
Puerto Rico Public Buildings Auth., GO, 5.50%, 7/1/24	2,000	2,196
Puerto Rico Public Fin. Corp.
5.25%, 8/1/29 (Tender 2/1/12) (MBIA Insured)	3,025	3,340
5.50%, 8/1/29	380	406
5.50%, 8/1/29 (Prerefunded 2/1/12†)	1,120	1,259
Total Puerto Rico (Cost $11,655)		12,331

U. S. VIRGIN ISLANDS 0.3%

Virgin Islands PFA
Hovensa Refinery
5.875%, 7/1/22 #	250	265
6.125%, 7/1/22 #	500	537
Total U. S. Virgin Islands (Cost $750)		802

Total Investments in Securities
100.9% of Net Assets (Cost $231,404)		$245,591

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Interest subject to alternative minimum tax
†	Used in determining portfolio maturity
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HFA	Housing Facility Authority
IDA	Industrial Development Authority/Agency
IDRB	Industrial Development Revenue Bond
MBIA	MBIA Insurance Corp.
PCR	Pollution Control Revenue
PFA	Public Finance Authority
RAA	Radian Asset Assurance Inc.
STEP	Stepped coupon bond for which the
coupon rate of interest will adjust on speci-
fied future date(s)
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $231,404)	$245,591
Cash	64
Interest receivable	2,779
Receivable for investment securities sold	1,068
Receivable for shares sold	132
Other assets	61
Total assets	249,695

Liabilities
Investment management fees payable	77
Payable for investment securities purchased	5,465
Payable for shares redeemed	531
Due to affiliates	13
Other liabilities	233
Total liabilities	6,319

NET ASSETS	$243,376
Net Assets Consist of:
Undistributed net investment income (loss)	$293
Undistributed net realized gain (loss)	(322)
Net unrealized gain (loss)	14,187
Paid-in-capital applicable to 21,342,518 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	229,218

NET ASSETS	$243,376

NET ASSET VALUE PER SHARE	$11.40

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
2/28/05
Investment Income (Loss)
Interest income	$11,134
Expenses
Investment management	984
Shareholder servicing	142
Custody and accounting	113
Prospectus and shareholder reports	29
Legal and audit	15
Registration	6
Trustees	5
Miscellaneous	6
Total expenses	1,300
Expenses paid indirectly	(2)
Net expenses	1,298
Net investment income (loss)	9,836

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(131)
Futures	(22)
Net realized gain (loss)	(153)
Change in net unrealized gain (loss)
Securities	(4,953)
Futures	23
Change in net unrealized gain (loss)	(4,930)
Net realized and unrealized gain (loss)	(5,083)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,753

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	2/28/05	2/29/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,836	$9,802
Net realized gain (loss)	(153)	784
Change in net unrealized gain (loss)	(4,930)	3,542
Increase (decrease) in net assets from operations	4,753	14,128

Distributions to shareholders
Net investment income	(9,778)	(9,748)

Capital share transactions *
Shares sold	36,442	52,321
Distributions reinvested	7,382	7,249
Shares redeemed	(42,359)	(48,339)
Increase (decrease) in net assets from capital
share transactions	1,465	11,231

Net Assets
Increase (decrease) during period	(3,560)	15,611
Beginning of period	246,936	231,325

End of period	$243,376	$246,936
(Including undistributed net investment income of
$293 at 2/28/05 and $240 at 2/29/04)

*Share information
Shares sold	3,202	4,582
Distributions reinvested	651	634
Shares redeemed	(3,742)	(4,227)
Increase (decrease) in shares outstanding	111	989

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust, Inc. (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York City income taxes, by investing primarily in investment-grade New York municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $66,450,000 and $67,836,000, respectively, for the year ended February 28, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2005 totaled $9,778,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$14,693,000
Unrealized depreciation	(587,000)
Net unrealized appreciation (depreciation)	14,106,000
Undistributed tax-exempt income	52,000
Paid-in capital	229,218,000

Net assets	$243,376,000

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option and futures transactions; accordingly, $322,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2005. For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, at February 28, 2005, amortization of $242,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes.

For the year ended February 28, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$(5,000)
Undistributed net realized gain	(39,000)
Paid-in capital	44,000

At February 28, 2005, the cost of investments for federal income tax purposes was $231,485,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and the fund’s pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At February 28, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $101,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price State Tax-Free Income Trust and Shareholders of T. Rowe Price New York Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New York Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

April 11, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $44,000 from long-term capital gains, subject to the 15% rate gains category,

• $9,768,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Chairman of the Board, and Chief Executive Officer,
1986	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation, Golden Star Resources Ltd. (5/00 to
2001	present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999);
Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1986

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors, L.P.;
1992	Director, AMLI Residential Properties Trust and The Rouse Company,
real estate developers

* Each independent trustee oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, State Tax-Free Income Trust
2004
[38]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1986	Chairman of the Board and Director, T. Rowe Price Global Asset
[112]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer,
T. Rowe Price Trust Company; Director, T. Rowe Price International,
Inc.; Chairman of the Board, State Tax-Free Income Trust

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen V. Booth, CPA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Linda A. Brisson (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, State Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price; formerly
Vice President, State Tax-Free Income Trust	Municipal Credit Analyst/Associate Director,
Standard & Poor’s Rating Services (to 2001)

Maria H. Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free Income
Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.; formerly Deputy General Counsel,
ACA Financial Guaranty Corporation (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, State Tax-Free Income	T. Rowe Price; Vice President, T. Rowe Price
Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free Income	Group, Inc.
Trust

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free Income
Trust

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free Income
Trust

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, State Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free Income	Group, Inc.
Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free Income	Group, Inc.
Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free Income	Group, Inc.
Trust

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free Income
Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,067	$8,288
Audit-Related Fees	807	707
Tax Fees	2,058	2,311
All Other Fees	-	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 15, 2005